SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

             DELAWARE                     0-26483              94-3236309
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On October 3, 2002, VaxGen, Inc. (the "Company") announced that the Company has been awarded a $13.6 million contract from the National Institute of Allergy and Infectious Diseases (NIAID), part of the U.S. National Institutes of Health
(NIH), to develop a new anthrax vaccine and to create a feasibility plan to manufacture an emergency stockpile of 25 million doses.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      EXHIBIT      DESCRIPTION

      99.1         Press Release issued October 3, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VaxGen, Inc.
                                                       (Registrant)


Dated: October 4, 2002                                By:  /s/ Carter A. Lee
                                                      --------------------------
                                                      Carter A. Lee
                                                      Senior Vice President
                                                      Finance & Administration

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                                  EXHIBIT INDEX

   EXHIBIT No.      DESCRIPTION
   -----------      -----------

      99.1          Press Release issued October 3, 2002.